UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

2828 N. Harwood Street, Suite 1600

Dallas, TX 75201

 (Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Ranger Funds Investment Trust

Ranger Small Cap Fund

Ranger Quest for Income & Growth Fund

ANNUAL REPORT

JULY 31, 2013

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2013 (UNAUDITED)

The Ranger Small Cap Fund rose 21% from August 1, 2012 through its fiscal year end on July 31, 2013.  This compares with an increase of 35.4% for the Russell 2000 Growth Index.

Over the past twelve months, the market environment has changed from excitement to fear to excitement again.  Specifically, during the period between August 1, 2012 through December 31, 2012, all three Russell indices realized high single digit returns.  However, these indices had dipped to negative territory in November 2012, amid concerns about the election results and what such results could mean for economic policy.  With the election in the rear view mirror and sequestration kicked down the road, investors entered 2013 with a renewed appetite for risk, causing the major Russell indices to be up approximately 12% during the first quarter and about 3% during the second quarter.

Domestically, the U.S. housing market data continues to improve, manufacturing remains strong and, most importantly, the consumer is in good shape as indicated by recent data on incomes, consumption, and confidence.  Federal Reserve Chairman Bernanke noted in his much watched press conference, “If interest rates go up for the right reasons - that is, both optimism about the economy and an accurate assessment of monetary policy - that’s a good thing. That’s not a bad thing.”  Should the Federal Reserve begin to taper its asset purchases later this year, as noted during Bernake’s speech, this would indicate that the economy is improving.

Internationally, the upheaval in the Middle East has increased global market volatility and moderately increased oil prices.  Europe appears to be seeing a very modest recovery.  ECB President Mario Draghi was guardedly optimistic about the economic outlook for the euro zone: “Following six quarters of negative output growth, Euro area real GDP rose, quarter on quarter, by 0.3% in the second quarter of 2013. This increase is partly explained by transitory effects related to weather conditions in the first half of this year. Since then, survey-based confidence indicators up to August 2013 have improved further from low levels, overall confirming our previous expectations of a gradual recovery in economic activity.”  Asia indicators are also improving, as China’s trade data was better than expectations.  Exports rose a larger-than-expected 7.2% year over year.

We believe that small cap stocks have been strong performers during this period.  Historically, smaller cap companies have tended to perform best during the early stages of bull market cycles, and the current cycle has proven to be no different.  Small cap stocks are benefiting from three main factors.  First, small cap companies have a lower level of business exposure to international markets.  With reduced international exposure, small cap companies have been able to limit the impact of stagnate growth in Europe and slowing economic conditions in China.  Second, small cap companies are benefiting from an accommodative monetary policy here in the U.S.  With readily available capital, many smaller cap companies are able to finance future growth at reasonable rates.  And lastly, valuations on small cap companies have been attractive for some time, which has attracted investors and acquirers.  We believe small cap companies offer investors superior growth characteristics (as measured by earnings and revenue growth) when compared to large cap companies and a better yield (as measured by earnings yield) when compared to the 10-year Treasury bond.

The bulk of the Fund’s relative underperformance during this fiscal period came during the 4th quarter 2012.  This was due to four factors, which we summarize here.  First, all sectors lagged on a relative basis.  Second, we had seven holdings that significantly detracted from performance.  Third, the healthcare sector was buffeted by a short term air pocket caused by uncertainty regarding the presidential election.  Technology was also hurt during this period. Fourth, quality stocks (many companies with positive earnings per share) paused after having been leaders for the prior 18-24 months.  As a result of these four factors our selection effect during the 4th quarter did not meet our general expectations.

Another factor worth noting during the second quarter of 2013, and during the first half of this fiscal year, has been the outperformance of lower quality companies.  These lower quality, non-earnings companies have contributed meaningfully to performance within the index.  During the second quarter we saw low quality companies, as measured by those with no earnings per share, generate the highest returns in the Russell 2000 Growth index.  These non-earnings companies represent 18.4% of the index and generated a return of 6.8% during the second quarter in contrast to only a 3.1% rise in companies with earnings rising.  Since the beginning of the year, these non-earning companies generated a return of 22.7% compared with the 16.4% gain by companies with earnings in the benchmark. Ranger’s focus on owning companies with earnings caused us to be underweight this strongest segment of the index by nearly 1200 basis points.  The underweight of non-earning companies impacted performance by almost 80 basis points for the quarter and over 200 basis points for the year.

As we move into this coming fiscal year, we believe that investors will grapple with the domestic and global issues mentioned above, while facing new challenges as the year progresses.  Domestically, the expiration of the debt ceiling is fast approaching and the implementation of the Affordable Care Act is just beginning.  Internationally, Europe still has much ground to cover before economic conditions begin to show signs of growth.  In China, economic growth uncertainties remain the topic of discussion, and in the Middle East, political uncertainty remains a constant concern.

We continue to remain positive on the U.S. equity markets as volatility elsewhere in the world reminds investors that the U.S. and its dollar remain, at least for the moment, the safest port in any storm.  Domestically, we are still in a low inflation environment, with an accommodative monetary policy coupled with improving economic conditions, all of which, in our view, should continue to support future growth in the U.S.  The main potential obstacle facing the domestic economy is the governmental budget process and resolution of the debt ceiling and fiscal cliff.  We remain focused on our bottom up research process, with a goal of understanding and measuring the strength of each company’s business outlook.  We continue to believe that a focus on innovative companies that are experiencing growing demand for their products and services will lead to revenue growth, and in turn portfolio success.

As of June 2013, Ranger Investment Management has achieved a notable milestone in the history of the firm.  This milestone is the successful completion of a ten year GIPS verified performance track record for both small and mid cap composite strategies.  We are proud of this achievement, which would not have been possible without the support of our clients.  We would like to thank you for helping us achieve this milestone and we look forward to the next ten years of providing you with continued strong performance.

Thank you for your investment in the Ranger Funds.

Conrad Doenges

Portfolio Manager

Ranger Small Cap Fund

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2013 (UNAUDITED)

The Ranger Quest for Income and Growth portfolio rose 11.4% during the year ended July 31, 2012.  This compares with an increase of 25.0% for the S&P 500 Index and 21.2% for the MSCI ACWI Index.

The past year was one in which our normally quiet world of yield oriented investing was at the center of attention of financial markets.  Years of quantitative easing and subpar economic growth left investors looking for current yield with limited options.  This led many towards categories in which they may have limited experience, including junk bonds, emerging market bonds and of course, dividend paying shares such as those we invest in.  This set up a paradox early in 2013, in which income oriented assets, generally considered defensive, were leading performers at the same time that global economies were improving.  This cycle was broken in the second quarter of this year, when the Federal Reserve pointed to an eventual exit strategy from its multi-year quantitative easing strategy.  This, combined with better economic numbers, led investors to exit many yield oriented investments in favor of cyclical or growth shares.  Nearly all asset classes which had benefitted from yield chasing were hurt by this development.  The fund underperformed the S & P 500 during this period, with nearly all of the underperformance occurring during the second calendar quarter of 2013 selloff of bonds and other yield oriented investments.

Our security selection process since the end of 2012 has turned up stocks that are benefitting from the global turnaround.  In the first half of  this year, six of the seven new stocks we added to the portfolio were, in our view, economically sensitive.  Among these were German auto manufacturer Daimler and Singapore real estate operator Ascendas.  So far this year, Daimler has been a great performer while Ascendas has lagged the market.  We continue to hold both positions.

A number of investors have asked about whether a dividend oriented strategy makes sense during a period of economic expansion which presumably will eventually be accompanied by higher interest rates.  Our view is that it does, although there are likely to be periods (such as in the recent six months) when the overall market will rise faster than the fund.  The following is from a recent research note we prepared on the topic:

One prominent argument is that dividend oriented shares would be expected to underperform the overall market because investors would discount the dividend stream at a higher rate.  While it is of true that discount rates increase during periods of overall rising rates, it is important to note that in such a case the discount rate also increases for earnings which are not distributed as dividends.  In theory the value of a company is the present value of its cash distributions over time.  Companies which choose to push out their earnings distributions to the future (i.e. pay no or little in dividends) will see their earnings discounted at the higher rate for additional years compared to those which distribute a meaningful portion of earnings each year.  This may actually have a more negative impact on their prices than for companies which pay higher dividends.  The old saying that a bird in the hand is worth two in the bush (or more appropriately a bird received now is worth more than one received in five years) may truly apply during periods of rising inflation.  Furthermore, investors who receive meaningful dividends each year during such a period are in a better position to reinvest those dividends at more attractive rates.

Looked at another way, investors are familiar with the notion that zero coupon bonds are more interest rate sensitive than coupon bearing ones.  Similarly, stocks which have no dividend may be expected to be more interest rate sensitive than those which pay dividends.  So in our view the case for underperformance by dividend shares during periods of rising rates is not so clear cut.

Since inception of this strategy in 2003, and of the Quest for Income and Growth Fund in 2011, Ranger International Management has focused on identifying outstanding companies with substantial yields, excellent returns on capital and demonstrated pricing power.  This strategy was designed to provide investors with meaningful levels of sustainable income, consistent with the potential for long term appreciation.

Thank you as always for your investment and support.

Best Regards,

Bill Andersen

Portfolio Manager

Ranger Quest for Income and Growth Fund

RANGER SMALL CAP FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2013 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2013

	1 Year	Since Inception*	Ending Value
Ranger Small Cap Fund	21.01%	27.51%	$ 15,628
Russell 2000 Growth Index	35.39%	29.94%	$ 16,174

Cumulative Performance Comparison of $10,000 Investment Since Inception

*Inception September 29, 2011

This chart assumes an initial investment of $10,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

RANGER QUEST FOR INCOME & GROWTH FUND

INVESTORS CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2013 (UNAUDITED)

For the period June 4, 2013 (commencement of investment operations)

through July 31, 2013.

	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Investor Class	(0.02)%	$ 9,998
S&P 500 Index	3.62%	$ 10,362
MSCI AC World Index	1.74%	$ 10,174
* Not Annualized

Cumulative Performance Comparison of $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on the closing of June 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2013 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2013

	1 Year	Since Inception*	Ending Value
Ranger Quest for Income and Growth Fund - Institutional Class	11.40%	17.92%	$ 13,537
S&P 500 Index	25.00%	25.30%	$ 15,128
MSCI AC World Index	21.16%	18.57%	$ 13,671

Cumulative Performance Comparison of $10,000 Investment Since Inception

*Inception September 29, 2011

This chart assumes an initial investment of $10,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

Other Assets in Excess of Liabilities 0.09%
Aerospace 1.96%
Back Office Support HR & Consulting 5.82%
Banks: Diversified 12.40%
Building: Roofing Wallboard & Plumbing 1.82%
Communications Technology 2.91%
Computer Services Software & Systems 8.56%
Cosmetics 1.31%
Electronic Components 1.29%
Environmental Maint & Security Service 2.77%
Foods 2.45%
Health Care Management Services 1.87%
Health Care Services 6.16%
Homebuilding 1.90%
Insurance: Property-Casualty 1.52%
Machinery: Industrial 2.00%
Medical & Dental Instruments & Supplies 2.11%
Medical Services 3.25%
Offshore Drilling & Other Services 1.16%
Oil: Crude Producers 4.95%
Pharmaceuticals 3.58%
Railroad Equipment 1.02%
Restaurants 3.46%
Scientific Instruments: Electrical 2.05%
Securities Brokerage & Services 1.58%
Semiconductors & Components 3.61%
Specialty Retail 10.56%
Textiles Apparel & Shoes 2.36%
Transportation Miscellaneous 1.07%
Short Term Investments 4.41%

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

Other Assets in Excess of Liabilities 0.77%
Aerospace & Defense 3.18%
Airlines 2.91%
Automobiles 3.17%
Beverages 5.47%
Capital Markets 6.00%
Chemicals 2.32%
Construction & Engineering 0.67%
Commercial Banks 1.58%
Diversified Financial Services 2.29%
Diversified Telecommunication Services 13.28%
Energy Equipment & Services 2.09%
Food Products 0.11%
Media 2.85%
Oil, Gas & Consumable Fuels 5.44%
Pharmaceuticals 4.51%
Tobacco 4.35%
Transportation Infrastructure 1.89%
Wireless Telecommunication Services 2.38%
Real Estate Investment Trusts 15.43%
Master Limited Partnerships 16.59%
Short Term Investments 2.72%

Ranger Small Cap Fund
Schedule of Investments
July 31, 2013

Shares		Value

COMMON STOCKS - 95.50%

Aerospace - 1.96%
3,950	Triumph Group, Inc.	$ 309,917

Back Office Support HR & Consutling - 5.82%
12,390	Maximus, Inc.	465,988
7,770	Advisory Board Co. *	456,021
		922,009
Banks: Diversified - 12.40%
21,440	Privatebancorp, Inc.	505,770
6,561	Bank of the Ozarks, Inc.	313,485
3,400	SVB Financial Group *	296,596
8,600	Home Bancshares, Inc.	234,952
2,390	Signature Bank Corp. *	218,804
3,496	IberiaBank Corp.	205,537
4,170	Texas Capital Bancshares, Inc. *	189,693
		1,964,837
Building: Roofing/Wallboard & Plumbing - 1.82%
7,080	Beacon Roofing Supply, Inc. *	288,793

Communications Technology - 2.91%
9,670	Aruba Networks, Inc. *	171,933
10,327	Procera Networks, Inc. *	154,079
9,720	Ixia *	135,108
		461,120
Computer Services Software & Systems - 8.56%
12,636	AVG Technologies N.V. (Netherlands) *	281,783
4,210	SPS Commerce, Inc. *	271,671
6,850	Synchronoss Tech, Inc. *	236,256
7,370	QLIK Technologies, Inc. *	230,828
2,600	Sourcefire, Inc. *	196,118
5,620	Envestnet, Inc. *	139,882
		1,356,538
Cosmetics - 1.31%
6,280	Inter Parfums, Inc.	207,114

Electronic Components - 1.29%
11,590	Invensense, Inc. *	204,911

Environmental Maint & Security Service - 2.77%
17,820	Healthcare Services Group, Inc.	438,550

Foods - 2.45%
3,420	Treehouse Foods, Inc. *	242,786
3,505	Annies, Inc. *	144,791
		387,577
Health Care Management Services - 1.87%
5,330	Centene Corp. *	295,655

Health Care Services - 6.16%
3,160	Medidata Solutions, Inc. *	292,395
11,100	HMS Holdings Corp. *	268,509
6,660	Air Methods Corp.	223,709
1,710	AthenaHealth, Inc. *	191,434
		976,047
Homebuilding - 1.90%
6,648	Meritage Homes Corp. *	300,888

Insurance: Property-Casualty - 1.52%
14,160	Hilltop Holdings, Inc. *	241,145

Machinery: Industrial - 2.00%
2,790	Chart Industries, Inc. *	317,223

Medical & Dental Instruments & Supplies - 2.11%
6,698	Cantel Medical Corp.	177,765
2,770	Neogen Corp. *	156,450
		334,215
Medical Services - 3.25%
6,990	ICON Plc ADR (Ireland) *	274,148
4,880	Parexel International Corp. *	241,316
		515,464
Offshore Drilling & Other Services - 1.16%
18,564	Pacific Drilling S.A. (Luxembourg) *	183,041

Oil: Crude Producers - 4.95%
7,270	Gulfport Energy Corp. *	386,764
13,570	Approach Resources, Inc. *	359,469
9,535	Callon Petroleum Co. *	38,140
		784,373
Pharmaceuticals - 3.58%
9,430	Prestige Brands Holdings, Inc. *	319,771
17,395	Akorn, Inc. *	246,835
		566,606
Railroad Equipment - 1.02%
2,780	Wabtec Corp.	161,407

Restaurants - 3.46%
12,260	Sonic Corp. *	188,436
3,060	Red Robin Gourmet Burgers, Inc. *	174,053
4,832	Krispy Kreme Doughnuts, Inc. *	101,569
805	Buffalo Wild Wings, Inc. *	83,382
		547,440
Scientific Instruments: Electrical - 2.05%
6,130	EnerSys	324,400

Securities Brokerage & Services - 1.58%
4,848	Marketaxess Holdings, Inc.	250,642

Semiconductors & Components - 3.61%
26,470	Applied Micro Circuits Corp. *	314,199
13,280	INPHI Corp. *	154,845
5,644	Ceva, Inc. *	102,890
		571,934
Specialty Retail - 10.56%
6,840	Group 1 Automotive, Inc.	497,884
20,430	Pier 1 Imports, Inc.	480,105
7,840	Asbury Automotive Group, Inc. *	382,906
13,820	Express, Inc. *	311,641
		1,672,536
Textiles Apparel & Shoes - 2.36%
4,020	Deckers Outdoor Corp. *	220,650
2,990	Steven Madden Ltd. *	153,746
		374,396
Transportation Miscellaneous - 1.07%
4,425	Hub Group, Inc. Class A *	169,256

TOTAL FOR COMMON STOCKS (Cost $12,322,755) - 95.50%		15,128,034

SHORT TERM INVESTMENTS - 4.41%
699,255	First American Gov't Obligation Fund Class Z 0.02% **	699,255

TOTAL SHORT TERM INVESTMENTS (Cost $699,255) - 4.41%		699,255

TOTAL INVESTMENTS (Cost $13,022,010) - 99.91%		15,827,289

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.09%		14,141

NET ASSETS - 100.00%		$ 15,841,430

* Non-income producing security during the year.
** Variable rate security; the coupon rate shown represents the yield at July 31, 2013.
The accompanying notes are an integral part of these financial statements.

Ranger Quest for Income and Growth Fund
Schedule of Investments
July 31, 2013

Shares		Value

COMMON STOCKS - 64.49%

Aerospace & Defense - 3.18%
17,210	Bae Systems Plc. ADR (United Kingdom)	$ 467,768

Airlines - 2.91%
8,053	Japan Airlines Co. Ltd. (Japan) *	427,564

Automobiles - 3.17%
6,707	Daimler AG (Germany)	465,806

Beverages - 5.47%
1,035,603	Thai Beverage PCL (Thailand)	439,954
31,614	Coca-Cola Amatil, Ltd. (Australia)	365,159
		805,113
Capital Markets - 6.00%
12,938	Federated Investors, Inc.	375,590
5,515	Oak Tree Capital Group, LLC. *	297,755
9,532	Solar Capital Ltd.	209,990
		883,335
Chemicals - 2.32%
2,130	Basic Energy Services, Inc. (Germany)	188,836
3,400	Yara International ASA (Norway) *	152,675
		341,511
Construction & Engineering - 0.67%
111,935	NRW Holdings Ltd. (Australia)	98,100

Commercial Banks - 1.58%
3,498	Commonwealth Bank Of Australia (Australia)	233,336

Diversified Financial Services - 2.29%
31,879	KKR Financial Holdings LLC.	336,961

Diversified Telecommunication Services - 13.28%
12,235	AT&T, Inc.	431,528
935	Swisscom AG-REG (Switzerland)	417,474
18,137	Telstra Corp. Ltd. ADR (Australia)	405,362
10,870	Belgacom S.A. (Belgium)	266,365
4,620	Verizon Communications, Inc.	228,598
4,932	BCE, Inc. (Canada)	204,240
		1,953,567
Energy Equipment & Services - 2.09%
4,553	Diamond Offshore Drilling, Inc.	307,054

Food Products - 0.11%
49,803	Asian Citrus Holdings Ltd. (Hong Kong)	16,375

Media - 2.85%
22,298	Regal Entertainment Group Class A	420,317

Oil, Gas & Consumable Fuels - 5.44%
8,073	Total SA (France)	430,546
15,895	Canadian Oil Sands Ltd. (Canada)	308,464
5,210	Penn West Petroleum Ltd. (Canada)	61,478
		800,488
Pharmaceuticals - 4.51%
5,858	Astrazeneca Plc.	297,118
1,860	Sanofi ADR (France)	198,319
2,350	Novartis AG ADR (Switzerland)	168,283
		663,720
Tobacco - 4.35%
2,662	British American Tobacco Plc. ADR (United Kingdom)	283,503
3,373	Imperial Tobacco Group Plc. ADR (United Kingdom)	226,463
1,455	Philip Morris International, Inc.	129,757
		639,723
Transportation Infrastructure - 1.89%
106,530	Sats Ltd. (Singapore)	278,247

Wireless Telecommunication Services - 2.38%
11,676	Vodafone Group Plc. ADR (United Kingdom)	349,638

TOTAL FOR COMMON STOCKS (Cost $9,321,889) - 64.49%		9,488,623

REAL ESTATE INVESTMENT TRUSTS - 15.43%
18,933	Penny Mac Mortgage Investment Trust	418,041
9,596	National Retail Properties, Inc.	335,764
4,714	Health Care REIT, Inc.	304,006
11,924	Starwood Property Trust, Inc.	302,870
6,771	Realty Income Corp.	293,929
130,373	Ascendas Real Estate Investment Trust (Singapore)	235,904
1,730	Cofinimmo (Belgium)	197,872
84,087	CDL Hospitality Trusts (Singapore) *	110,145
6,075	Annaly Capital Management, Inc.	72,414
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,303,082) - 15.43%		2,270,945

MASTER LIMITED PARTNERSHIPS - 16.59%
Oil, Gas & Consumable Fuels - 15.15%

5,504	Kinder Morgan Energy Partners, L.P.	454,135
7,622	Energy Transfer Partners, L.P.	396,801
10,240	Boardwalk Pipeline Partners, L.P.	320,614
7,097	Teekay LNG Partners, L.P.	294,526
4,651	TC Pipelines, L.P.	239,154
3,745	Plains All American Pipeline, L.P.	199,384
2,513	Energy Transfer Equity, L.P.	167,718
5,433	Cheniere Energy Partners, L.P.	156,199
		2,228,531
Electric Utilities - 1.44%
5,691	Brookfield Infrastructure Partners, L.P.	212,160

TOTAL FOR MASTER LIMITED PARTNERSHIPS (Cost $2,304,990) - 16.59%		2,440,691

SHORT TERM INVESTMENTS - 2.72%
400,611	First American Government Obligation Fund 0.02% ** (Cost $400,611)	400,611

TOTAL INVESTMENTS (Cost $14,330,572) - 99.23%		14,600,870

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.77%		113,477

NET ASSETS - 100.00%		$ 14,714,347

ADR - American Depository Receipts.
* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at July 31, 2013.
The accompanying notes are an integral part of these financial statements

Ranger Funds Investment Trust
Statements of Assets and Liabilities
July 31, 2013

Assets:	Small CapFund	Quest for Income and Growth Fund
Investments in Securities, at Value (Cost $13,022,010 and $14,330,572)	$ 15,827,289	$ 14,600,870
Cash	1,000	44,652
Receivables:
Dividends and Interest	989	47,717
Securities Sold	115,505	-
Shareholder Subscriptions	-	97,400
Prepaid Expenses	2,625	19,448
Total Assets	15,947,408	14,810,087
Liabilities:
Payables:
Advisory Fees	6,473	2,240
Trustee Fees	221	221
Securities Purchased	73,912	-
Shareholder Redemptions	117	62,793
Distribution (12b-1) Fees	-	971
Distributions Payable	-	3,263
Other Expenses	25,255	26,252
Total Liabilities	105,978	95,740
Net Assets	$ 15,841,430	$ 14,714,347

Net Assets Consist of:
Paid In Capital	$ 13,516,529	$ 14,353,578
Accumulated Undistributed Net Investment Income	-	15,049
Accumulated Realized Gain (Loss) on Investments	(480,378)	75,422
Unrealized Appreciation in Value of Investments	2,805,279	270,298
Net Assets, for 1,033,164 and 1,166,211 Shares Outstanding, respectively	$ 15,841,430	$ 14,714,347

Net Asset Value Per Share

Investor Class:

Net Assets		$ 2,730,757
Shares outstanding (unlimited number of shares authorized with no par value)		215,893
Net Asset Value, Redemption Price and Offering Price Per Share		$ 12.65

Institutional Class:

Net Assets	$ 15,841,430	$ 11,983,590
Shares outstanding (unlimited number of shares authorized with no par value)	1,033,164	950,318
Net Asset Value, Redemption Price and Offering Price Per Share	$ 15.33	$ 12.61

The accompanying notes are an integral part of these financial statements.

Ranger Funds Investment Trust
Statements of Operations
For the fiscal year ended July 31, 2013

Investment Income:	Small CapFund	Quest for Income and Growth Fund
Dividends (net of foreign withholding of $0 and $24,059, respectively)	$ 58,912	$ 406,015
Interest	62	43
Total Investment Income	58,974	406,058

Expenses:
Advisory Fees (Note 4)	109,317	72,757
Distribution (12b-1) Fees	-	971
Audit Fees	13,750	13,750
Transfer Agent & Accounting Fees	29,720	24,150
Registration Fees	2,426	9,362
Custody Fees	3,006	6,642
Insurance Fees	7,141	4,553
Trustee Fees	2,400	2,400
Offering Fees	1,755	1,755
Printing Fees	496	600
Miscellaneous Fees	4,355	3,470
Legal Fees	10,886	9,081
Total Expenses	185,252	149,491
Advisory Fees Waived (Note 4)	(61,610)	(67,467)
Net Expenses	123,642	82,024

Net Investment Income (Loss)	(64,668)	324,034

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(412,540)	83,292
Net Change in Unrealized Appreciation on Investments	3,007,358	66,613
Net Realized and Unrealized Gain on Investments	2,594,818	149,905

Net Increase in Net Assets Resulting from Operations	$ 2,530,150	$ 473,939

The accompanying notes are an integral part of these financial statements.

Ranger Small Cap Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended	*
	7/31/2013	7/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (64,668)	$ (41,521)
Net Realized Gain (Loss) on Investments	(412,540)	130,760
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,007,358	(202,079)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,530,150	(112,840)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(155,933)	(1,137)
Total Distributions Paid to Shareholders	(155,933)	(1,137)

Capital Share Transactions (Note 5)	4,656,089	8,875,101

Total Increase in Net Assets	7,030,306	8,761,124

Net Assets:
Beginning of Period	8,811,124	50,000

End of Period (Including Undistributed Net Investment Income	$ 15,841,430	$ 8,811,124
of $0 and $0, respectively)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.
The accompanying notes are an integral part of these financial statements.

Ranger Quest for Income and Growth Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended	*
	7/31/2013	7/31/2012
Increase in Net Assets From Operations:
Net Investment Income	$ 324,034	$ 64,821
Net Realized Gain on Investments	83,292	27,392
Net Change in Unrealized Appreciation on Investments	66,613	203,685
Net Increase in Net Assets Resulting from Operations	473,939	295,898

Distributions to Shareholders:
Net Investment Income:
Institutional Class	(354,669)	(7,915)
Investor Class	(10,358)	-
Realized Gains	(35,159)	(966)
Total Distributions Paid to Shareholders	(400,186)	(8,881)

Capital Share Transactions (Note 5)	10,914,935	3,388,642

Total Increase in Net Assets	10,988,688	3,675,659

Net Assets:
Beginning of Period	3,725,659	50,000

End of Period (Including Undistributed Net Investment Income	$ 14,714,347	$ 3,725,659
of $15,049 and $56,043, respectively)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.
The accompanying notes are an integral part of these financial statements.

Ranger Small Cap Fund
Financial Highlights
Selected data for an institutional class share outstanding throughout the period.

	Year Ended	Period Ended	*
	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 12.90	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.08)	(0.10)
Net Gain on Securities (Realized and Unrealized)	2.73	3.01
Total from Investment Operations	2.65	2.91

Distributions:
Realized Gains	(0.22)	(0.01)
Total from Distributions	(0.22)	(0.01)

Net Asset Value, at End of Period	$ 15.33	$ 12.90

Total Return ***	21.01%	29.15%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15,841	$ 8,811
Before Waivers
Ratio of Expenses to Average Net Assets	1.69%	2.29%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.15)%	(2.00)%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.13%	1.25%	(a)
Ratio of Net Investment Loss to Average Net Assets	(0.59)%	(0.95)%	(a)
Portfolio Turnover	86.85%	92.21%	(b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
(a) Annualized
(b) Not annualized
The accompanying notes are an integral part of these financial statements.

Ranger Quest for Income and Growth Fund
Investor Class
Financial Highlights
Selected data for an investor class share outstanding throughout the period.

	Period Ended	*
	7/31/2013

Net Asset Value, at Beginning of Period	$ 12.70

Income From Investment Operations:
Net Investment Income **	0.05
Net Loss on Securities (Realized and Unrealized)	(0.05)
Total from Investment Operations	0.00

Distributions:
Net Investment Income	(0.05)
Realized Gains	-
Total from Distributions	(0.05)

Net Asset Value, at End of Period	$ 12.65

Total Return ***	(0.02)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,731
Before Waivers
Ratio of Expenses to Average Net Assets	2.17%	(a)
Ratio of Net Investment Income to Average Net Assets	1.81%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.35%	(a)
Ratio of Net Investment Income to Average Net Assets	2.63%	(a)
Portfolio Turnover	46.45%	(b)

* For the period June 4, 2013 (launch of share class) through July 31, 2013.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends. Not annualized for period of less than one year.
(a) Annualized
(b) Not annualized
The accompanying notes are an integral part of these financial statements.

Ranger Quest for Income and Growth Fund
Institutional Class
Financial Highlights
Selected data for an institutional class share outstanding throughout the period.

	Year Ended	Period Ended	*
	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 12.01	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.57	0.45
Net Gain on Securities (Realized and Unrealized)	0.77	1.68
Total from Investment Operations	1.34	2.13

Distributions:
Net Investment Income	(0.64)	(0.11)
Realized Gains	(0.10)	(0.01)
Total from Distributions	(0.74)	(0.12)

Net Asset Value, at End of Period	$ 12.61	$ 12.01

Total Return ***	11.40%	21.52%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,984	$ 3,726
Before Waivers
Ratio of Expenses to Average Net Assets	2.04%	4.85%	(a)
Ratio of Net Investment Income to Average Net Assets	3.61%	1.18%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.12%	1.20%	(a)
Ratio of Net Investment Income to Average Net Assets	4.54%	4.84%	(a)
Portfolio Turnover	46.45%	22.40%	(b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for period of less than one year.
(a) Annualized
(b) Not annualized
The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME AND GROWTH FUND

NOTES TO FININCIAL STATEMENTS

JULY 31, 2013

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).   The Trust is comprised of four series: Ranger Small Cap Fund, Ranger Mid Cap Fund, Ranger International Fund, and Ranger Quest for Income and Growth Fund.  The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”). The Ranger Mid Cap Fund and Ranger International Fund are not currently available for sale.  Ranger Small Cap Fund (“Small Cap”) is a diversified portfolio with an investment objective seeking long-term growth of capital.  Ranger Quest for Income and Growth Fund (“Income and Growth”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income.  Each Fund offers Institutional Class Shares and Investor Class Shares.  Currently, the Small Cap Fund has not issued Investor Class shares. The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (the “Small Cap Adviser”) and Ranger International (TX) Management, L.P, (the “Income and Growth Adviser”) serve as investment Advisers (the “Advisers”) to Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively. All costs incurred by the Fund in connection with its organization have been advanced by the Small Cap Adviser and the Income and Growth Adviser and are subject to recoupment as described in Note 4. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund were treated as deferred charges until operations commenced and thereafter were amortized using the straight line method.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended, July 31, 2013, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the fiscal year ended, July 31, 2013, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The first-in first-out method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of July 31, 2013, the Small Cap Fund reclassified permanent book/tax differences of $64,668, resulting from the write-off of the net investment loss for tax purposes to paid-in capital.

Share valuation: The net asset value per share of each class of shares for Small Cap and Income and Growth are calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap and Income and Growth is equal to the net asset value per share.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the year-end exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net realized and unrealized gain on investments in the statement of operations.

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agent Agreement with the Trust. Under the Transfer Agency and Service Agreement, MSS will provide all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to a Fund Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Portfolio.

For the services rendered to the Funds Pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the fiscal year ended July 31, 2013, the Small Cap Fund and the Income and Growth Fund accrued $29,720 and $24,150 in Transfer Agent and Accounting fees, respectively.  At July 31, 2013, the Small Cap Fund and the Income and Growth Fund owed $5,249 and $6,110 in Transfer Agent and Accounting fees, respectively.

12b-1 Plan and Distribution Agreement: The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay its distributor for certain distribution and promotion expenses related to marketing shares of the Fund. The amount  payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets.   Institutional Classes of the Fund are not subject to a 12b-1 fee.    Under the Plan, the Trust may engage in any activities related to the distribution of each Fund's shares.

Rafferty Capital Markets, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares.

The Trust, its advisers and sub-adviser are not affiliated with the Distributor.

For the fiscal year ended July 31, 2013, the Income and Growth Fund accrued $971 in distribution fees.  At July 31, 2013 the Income and Growth Fund owed $971 in distribution fees.

Note 3. Security Valuations

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, closed end mutual funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3.

The Income and Growth Fund may invest in master limited partnership interests ("MLPs").  MLPs are limited partnerships, the interests in which (known as "units") are typically traded on public exchanges consistent with corporate stock.  Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  These securities will be classified as Level 1 of the value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized as Level 2.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 15,128,034	$ -	$ -	$ 15,128,034
Short-Term Investments:
First American Gov't Obligation Fund Class Z	699,255	-	-	699,255
Total	$ 15,827,289	$ -	$ -	$ 15,827,289

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 9,488,623	$ -	$ -	$ 9,488,623
Real Estate Investment Trusts	2,270,945	-	-	2,270,945
Master Limited Partnerships	2,440,691	-	-	2,440,691
Short-Term Investments:
First American Gov't Obligation Fund Class Z	400,611	-	-	400,611
Total	$ 14,600,870	$ -	$ -	$ 14,600,870

Neither Fund held any Level 2 or Level 3 assets during the fiscal year ended July 31, 2013.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments.  Neither Fund had transfers into or out of Level 2 or Level 3 during the fiscal year ended July 31, 2013.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the fiscal year ended July 31, 2013.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Management Agreements (“Advisory Agreements”) with the Trust, the Small Cap Adviser and the Income and Growth Adviser are entitled to investment advisory fees, computed daily and payable monthly of 0.083% (1.0% per annum) of the average daily net assets of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.  For the fiscal year ended July 31, 2013, the Advisers earned $109,317 and $72,757 from the Small Cap Fund and Income and Growth Fund, respectively.  For the fiscal year ended July 31, 2013, the Advisers waived $61,610 and $67,467 in expenses from the Small Cap Fund and Income and Growth Fund, respectively.  At July 31, 2013, the Advisers were owed $6,473 and $2,240 from the Small Cap Fund and Income and Growth Fund, respectively.

The Small Cap Adviser and the Income and Growth Adviser have each entered into an Operation Expenses Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby they have agreed to waive fees with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund will not exceed 1.10% and 1.10%, respectively, until November 30, 2013. The Small Cap Adviser and the Income and Growth Adviser may recoup any waived amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the respective adviser incurred the expenses.  As of July 31, 2013, the Adviser is able to recapture $107,704 in expenses pursuant to the Expense Limitation Agreement for the Small Cap Fund. As of July 31, 2013, the Adviser is entitled to recapture $116,429 in expenses pursuant to the Expense Limitation Agreement for the Income and Growth Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Income and Growth Fund
July 31, 2012	July 31, 2015	$46,094	$48,962
July 31, 2013	July 31, 2016	$61,610	$67,467

As mentioned in Note 1, the Small Cap Adviser and the Income and Growth Adviser have paid offering costs in the amount of $3,510 ($1,755 per Fund) to be reimbursed by the respective Funds.

Each Trustee who is not affiliated with the Trust or the advisers and/or sub-adviser will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.   The “interested person” who serves as Trustee of the Trust receive no compensation for their services as a Trustee.  None of the executive officers receive compensation from the Trust.

Note 5. Capital Share Transactions

At July 31, 2013, there were unlimited shares authorized at no par value for the Ranger Funds Investment Trust (which includes the Small Cap Fund and the Income and Growth Fund), and paid in capital amounted to $13,319,068 for the Small Cap Fund and $14,336,050 for the Income and Growth Fund. The following table summarizes transactions in capital for the fiscal year ended July 31, 2013 and the period ended July 31, 2012:

Small Cap Fund	Year Ended July 31, 2013		Period Ended July 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	398,535	$5,322,053	720,873	$9,410,856
Shares reinvested	1,872	22,595	92	1,137
Shares redeemed	(50,430)	(688,559)	(42,777)	(536,892)
Net increase	349,977	$4,656,089	678,188	$8,875,101

Income and Growth Fund – Institutional Class	Year Ended July 31, 2013		Period Ended July 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	661,078	$8,441,002	361,612	$4,027,407
Shares reinvested	30,639	381,964	831	8,881
Shares redeemed	(51,614)	(646,514)	(57,228)	(647,646)
Net increase	640,103	$8,176,452	305,215	$3,388,642

Income and Growth Fund – Investor Class	Period Ended July 31, 2013
	Shares	Amount
Shares sold	226,478	$2,873,806
Shares reinvested	819	10,358
Shares redeemed	(11,404)	(145,681)
Net increase	215,893	$2,738,483

The Small Cap Fund has not issued Investor Class shares.

Note 6. Investments

Small Cap Fund

For the fiscal year ended July 31, 2013, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $13,335,605 and $9,382,742, respectively. For federal income tax purposes, as of July 31, 2013, the gross unrealized appreciation for all securities totaled $2,810,173 and the gross unrealized depreciation for all securities totaled $166,743, for a net unrealized appreciation of $2,643,430.  The aggregate cost of securities for federal income tax purposes at July 31, 2013, was $13,183,859.

Income and Growth Fund

For the fiscal year ended July 31, 2013, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $13,939,231 and $3,334,927, respectively. For federal income tax purposes, as of July 31, 2013, the gross unrealized appreciation for all securities totaled $787,634 and the gross unrealized depreciation for all securities totaled $542,687, for a net unrealized appreciation of $244,947.  The aggregate cost of securities for federal income tax purposes at July 31, 2013, was $14,355,923.

Note 7. Federal Income Taxes

Small Cap Fund

During the fiscal year ended July 31, 2013, a short-term capital gain distribution of $0.2202 per share was paid on 12/27/2012, for shareholders on record as of 12/26/2012, for a total distribution of $155,933.

The tax character of distributions paid during the fiscal year ended July 31, 2013 was as follows:

Ordinary Income                $155,933

The tax character of distributions paid during the period ended July 31, 2012 was as follows:

Ordinary Income                   $1,137

As of July 31, 2013, for tax purposes the Small Cap Fund’s undistributed net investment income was $0 and its undistributed realized loss (“capital loss carryforward”) on investments was $39,196.  Additionally, the Small Cap Fund has elected to defer post October capital losses of $279,332, and its accumulated net realized gain on investments is $0.

Income and Growth Fund

Institutional Class

During the fiscal year ended July 31, 2013, a short-term capital gain distribution of $0.0921 per share, a long-term capital gain distribution of $0.0073 per share, and an ordinary income distribution of $0.3553 per share were paid on 12/27/2012, for shareholders on record as of 12/26/2012, for a total distribution of $160,833.  An ordinary income distribution of $0.1877 per share, was paid on 4/30/2013, for shareholders on record as of 4/29/2013, for a total distribution of $140,346.  An ordinary income distribution of $0.0943 per share, was paid on 7/31/2013, for shareholders on record as of 7/30/2013, for a total distribution of $88,649.

The tax character of distributions paid during the fiscal year ended July 31, 2013 was as follows:

Ordinary Income                $387,246

Capital Gain                       $    2,582

The tax character of distributions paid during the fiscal year ended July 31, 2012 was as follows:

Ordinary Income                $  8,881

Investor Class

During the period ended July 31, 2013, an ordinary income distribution of $0.0480 per share was paid on 7/31/2013, for shareholders on record as of 7/30/2013, for a total distribution of $10,358.

The tax character of distributions paid during the period ended July 31, 2013 was as follows:

Ordinary Income                $10,358

As of July 31, 2013, for tax purposes Income and Growth Fund’s undistributed net investment income was $0 and its undistributed realized loss (“capital loss carryforward”) on investments was $0.  Additionally, the Income and Growth Fund has no post October capital losses as of July 31, 2013, and its accumulated net realized gain on investments is $117,512.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act.  As of July 31, 2013, R E Smith Sub S Trust, held approximately 58.60% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund.  As of July 31, 2013, Charles Schwab & Co., Inc., held in omnibus accounts for the benefit of others, approximately 81.49% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and require additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

Note 10. Subsequent Events

From August 1, 2013 through September 19, 2013, the Small Cap Fund accepted additional subscriptions of approximately $414,000 and paid additional withdrawals of approximately $77,000.

From August 1, 2013 through September 19, 2013, the Quest for Income and Growth Fund accepted additional subscriptions of approximately $419,000 and paid additional withdrawals of approximately $237,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Ranger Funds Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”), each a series of Ranger Funds Investment Trust (the “Trust”), as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended July 31, 2013 and for the period September 29, 2011 (commencement of investment operations) through July 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, each a series of Ranger Funds Investment Trust, as of July 31, 2013, and the results of their operations for the year then ended, the changes in net assets and the financial highlights for the year ended July 31, 2013 and for the period September 29, 2011 (commencement of investment operations) through July 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Dallas, Texas

September 20, 2013

Ranger Funds Investment Trust
Expense Illustration
July 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2013 through July 31, 2013.  Also, for the Ranger Quest for Income and Growth Fund, Investor Class, the actual period June 4, 2013 (launch of share class) through July 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ranger Small Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2013	July 31, 2013	February 1, 2013 to July 31, 2013

Actual	$1,000.00	$1,178.32	$6.10
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.19	$5.66

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 181/365.

Ranger Quest for Income and Growth Fund - Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2013	July 31, 2013	February 1, 2013 to July 31, 2013

Actual	$1,000.00	$1,013.00	$5.59
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.24	$5.61

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 181/365.

Ranger Quest for Income and Growth Fund - Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2013	July 31, 2013	February 1, 2013 to July 31, 2013

Actual	$1,000.00	$999.84	$6.69
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.10	$6.76

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365.

Ranger Quest for Income and Growth Fund - Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	June 4, 2013	July 31, 2013	June 4, 2013 to July 31, 2013

Actual	$1,000.00	$999.84	$2.15
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,005.80	$2.15

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 58/365.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME AND GROWTH FUND

TRUSTEES AND OFFICERS

JULY 31, 2013 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005); Director, Fiberforge (since 2000) (carbon fiber technology).	4	None.
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	None.
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	None.
Thomas E. Burson Year of Birth: 1960	Chief Compliance Officer (since September 2011)	Chief Compliance Officer, Ranger Capital Group Holdings, L.P. (since 2004), and its affiliated investment advisers.	N/A	None.
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002) and its affiliated investment advisers.	N/A	None.

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to Ranger Funds Investment Trust.

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
James F. McCain Year of Birth: 1951	Independent Trustee (since September 2011)	Chief Compliance Officer, SteelPath Capital Management LLC and SteelPath Fund Advisors, LLC; Chief Compliance Officer and Anti-Money Laundering Officer, SteelPath MLP Funds Trust (since 2010); Chief Compliance Officer, Brazos Capital Management; Chief Compliance Officer, Secretary and Anti-Money Laundering Officer, PineBridge Mutual Funds (2007–2010); Chief Compliance Officer, G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds (2004–2007).	4	None.
Curtis A. Hite 16633 Dallas Pkwy Suite 100 Addison, Texas 75001 Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Enterprises (since 2007) (technology consulting); CEO, Valtech Technologies (2000–2006) (technology consulting).	4	None.

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME AND GROWTH FUND

ADDITIONAL INFORMATION

JULY 31, 2012 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-866-458-4744.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 20,500

FY 2012

$ 18,000

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2013

$ 7,000

FY 2012

$ 6,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 7,000

FY 2012

$ 6,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ranger Funds Investment Trust

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 3, 2013

By /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 3, 2013